UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2025

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On November 4, 2025, Ovintiv Inc. (“Ovintiv”), Ovintiv Canada ULC, a wholly-owned subsidiary of Ovintiv (“Ovintiv Canada” and, together with Ovintiv, the “OVV Parties”), and NuVista Energy Ltd., a corporation organized and existing under the laws of the Province of Alberta, Canada (“NuVista”), entered into an Arrangement Agreement, dated as of November 4, 2025 (the “Arrangement Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Ovintiv has agreed to acquire NuVista in a stock-and-cash transaction, subject to satisfaction of certain closing conditions. The transaction will be effected by way of an arrangement (the “Arrangement”) under the Business Corporations Act (Alberta) in accordance with the plan of arrangement attached to the Arrangement Agreement (the “Plan of Arrangement”).

The boards of directors of Ovintiv and NuVista have unanimously approved the Arrangement Agreement and the Arrangement.

Under the terms and conditions of the Arrangement Agreement, Ovintiv Canada will acquire all of the issued and outstanding common shares of NuVista (the “NuVista Common Shares”), and each NuVista shareholder (other than the OVV Parties and NuVista shareholders who validly exercise dissent rights in connection with the Arrangement) will have the option to elect to receive for their NuVista Common Shares (i) C$18.00 in cash per NuVista Common Share; (ii) 0.344 of a share of common stock, par value $0.01 per share, of Ovintiv (the “Ovintiv Common Stock”) per NuVista Common Share; or (iii) a combination of cash and Ovintiv Common Stock, subject to pro-ration based on a maximum amount of C$1,568,577,429 in cash and a maximum of 29,977,258 shares of Ovintiv Common Stock. On a fully pro-rated basis, the consideration per NuVista Common Share represents approximately C$9.00 in cash and 0.172 of a share of Ovintiv Common Stock.

The Arrangement Agreement provides that the closing of the Arrangement is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards and customary qualifications), (b) compliance by each party with their respective covenants (subject to specified materiality standards and customary qualifications), (c) the approval of the Arrangement by at least 66 2/3% of the votes cast by NuVista shareholders (the “NuVista Requisite Shareholder Approval”), at a meeting of NuVista shareholders (the “NuVista Shareholder Meeting”), (d) the approval of the Arrangement by the Court of King’s Bench of Alberta, (e) the authorization for listing of the Ovintiv Common Stock issuable pursuant to the Arrangement on the New York Stock Exchange and the Toronto Stock Exchange, and (f) approval under the Competition Act (Canada) and the Investment Canada Act (collectively, the “Regulatory Approvals”).

The OVV Parties and NuVista have made customary representations and warranties in the Arrangement Agreement. The Arrangement Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) conducting the respective businesses in the ordinary course, (b) NuVista convening the NuVista Shareholder Meeting for the purpose of obtaining the NuVista Requisite Shareholder Approval and (c) the efforts of the parties to cause the Arrangement to be completed, including obtaining the Regulatory Approvals.

The Arrangement Agreement also provides for certain termination rights for the OVV Parties and NuVista, including, among others (and subject to certain exceptions in each case), (a) by mutual written consent of the OVV Parties and NuVista, and (b) by either the OVV Parties or NuVista, if (i) a final non-appealable governmental order has been issued prohibiting the Arrangement, (ii) the NuVista Requisite Shareholder Approval shall not have been obtained, (iii) such party’s respective conditions to closing have not been satisfied or are not capable of being satisfied on or before May 4, 2026 (the “Arrangement Outside Date”) or (iv) the Arrangement has not closed by the Arrangement Outside Date, provided however that if either of the Regulatory Approvals has not been obtained by the Arrangement Outside Date, either party may elect to extend the Arrangement Outside Date by three months.

The Arrangement Agreement includes customary deal protection provisions, including fiduciary-out provisions, non-solicitation covenants and rights to match any superior proposal. A termination fee in the amount of C$130 million is payable by NuVista to Ovintiv Canada in certain circumstances, if the Arrangement Agreement is terminated. A reverse termination fee in the amount of C$130 million is payable by Ovintiv Canada to NuVista if the Arrangement Agreement is terminated in specified circumstances where the Regulatory Approvals have not been received.

The representations, warranties and covenants contained in the Arrangement Agreement have been made solely for the benefit of the parties thereto, subject to certain exceptions. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Arrangement Agreement, (b) are subject to materiality qualifications contained in the Arrangement Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Arrangement Agreement or such other date as is specified in the Arrangement Agreement and (d) have been included in the Arrangement Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Arrangement Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in Ovintiv’s public disclosures.

The foregoing description of the Arrangement Agreement and the Arrangement does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Arrangement Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The issuance of the Ovintiv Common Stock pursuant to the Arrangement Agreement will be completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(10), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and condition at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Forward-Looking Statements

This Form 8-K contains forward-looking statements or information (collectively, “forward-looking statements”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, except for statements of historical fact, that relate to the Arrangement and the anticipated future activities, plans, strategies, objectives or expectations of Ovintiv are forward-looking statements. When used in this Form 8-K, the use of words and phrases including “anticipates,” “believes,” “estimates,” “expects,” “intends,” “maintain,” “may,” “plans,” “potential,” “strategy,” “targets,” “will,” “would” and other similar terminology is intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words or phrases.

The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Ovintiv has based these forward-looking statements on current expectations and assumptions about future events, including Ovintiv’s ability to consummate any pending acquisition or divestment transactions (including the transactions described herein); Ovintiv’s ability to integrate acquired assets and businesses and the timing thereof; the satisfaction of customary closing conditions and obtaining key regulatory, court and NuVista shareholder approvals; the ability of Ovintiv to access credit facilities, debt and equity markets and other sources of liquidity to fund operations or acquisitions and manage debt (including to consummate the transactions described herein); and the other assumptions contained herein. Risks and uncertainties with respect to the proposed transactions described herein include, among other things, the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Ovintiv’s and NuVista’s businesses and the price of their respective securities; the effect of the announcement, pendency or completion of the proposed transaction on the market price of Ovintiv’s and NuVista’s stock or the ability of each of Ovintiv and NuVista to attract, motivate, retain and hire key personnel and maintain relationships with others whom they do business; that the proposed transaction may divert management’s attention from each of Ovintiv’s and NuVista’s ongoing business operations; the risk of any legal proceedings related to the proposed transaction or otherwise, including resulting expense or delay; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement for the transaction, including in circumstances which would require payment of a termination fee; the risk that restrictions during the pendency of the proposed transaction may impact Ovintiv’s or NuVista’s ability to pursue certain business opportunities or strategic transactions; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; risks relating to the value of Ovintiv securities to be issued in the proposed transaction; and the risk that the integration of NuVista’s business post-closing may not occur as anticipated. While Ovintiv considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond Ovintiv’s control. Additional risks and uncertainties that may affect the operations, performance and results of Ovintiv’s business and forward-looking statements include, but are not limited to, those set forth in Item 1A. “Risk Factors” of Ovintiv’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other risks and uncertainties impacting Ovintiv’s business as described from time to time in Ovintiv’s other periodic filings with the SEC or Canadian securities regulators.

Although Ovintiv believes the expectations represented by its forward-looking statements are reasonable based on the information available to it as of the date such statements are made, forward-looking statements are only predictions and statements of Ovintiv’s current beliefs and there can be no assurance that such expectations will prove to be correct. All forward-looking statements contained in this Form 8-K are made as of the date of this Form 8-K and, except as required by law, Ovintiv undertakes no obligation to update publicly or revise any forward-looking statements. The forward-looking statements contained or incorporated by reference in this Form 8-K, and all subsequent forward-looking statements attributable to Ovintiv, whether written or oral, are expressly qualified by these cautionary statements.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 2.1*	Arrangement Agreement, dated as of November 4, 2025, by and among Ovintiv Inc., Ovintiv Canada ULC and NuVista Energy Ltd.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Ovintiv Inc. hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2025

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name:	Dawna I. Gibb
Title:	Assistant Corporate Secretary